                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 April 15, 2002



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-67112
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

                Navistar Financial Retail Receivables Corporation
                                2850 W. Golf Road

                            Rolling Meadows, IL 60008
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

Item 5.   Other Events

          On April 15, 2002, the registrant made available to prospective investors a series term sheet setting forth a description of the initial collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2002-A Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2002-A Owner Trust. The series term sheet is attached hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description

Exhibit 99 Series Term Sheet dated April 15, 2002 with respect to the proposed issuance of the Series 2002-A Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2002-A Owner Trust

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                          CORPORATION

                                          (Registrant)

                                          /s/ Andrew J. Cederoth

Dated:  April 15, 2002                    By:  Andrew J. Cederoth
                                          Its:  Vice President and Treasurer

                                INDEX OF EXHIBITS

Exhibit No.    Exhibit

Exhibit 99 Series Term Sheet dated April 15, 2002 with respect to the proposed issuance of the Series 2002-A Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2002-A Owner Trust